UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 12, 2017
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 12, 2017, Ford Motor Credit Company LLC (the “Company”) issued and sold $650,000,000 aggregate principal amount of 2.425% Notes due June 12, 2020 (the “2020 Notes”) and $350,000,000 aggregate principal amount of Floating Rate Notes due June 12, 2020 (the “Floating Rate Notes”) each pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-202789) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of David J. Witten, an Attorney to the Company, relating to the legality of the 2020 Notes and the Floating Rate Notes is filed as Exhibit 5 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement pursuant to which the 2020 Notes and the Floating Rate Notes were registered.

Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed as part of this Report on Form 8-K.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 5	Opinion of David J. Witten, Attorney to the Company	Filed with this Report

Exhibit 23.1	Consent of David J. Witten (included in Exhibit 5)	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: June 12, 2017	By:	/s/ D. J. Witten
D. J. Witten
Assistant Secretary

EXHIBIT INDEX

Designation	Description	Method of Filing

Exhibit 5	Opinion of David J. Witten, Attorney to the Company	Filed with this Report

Exhibit 23.1	Consent of David J. Witten (included in Exhibit 5)	Filed with this Report